The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $564
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $461
Janus Adviser Balanced Fund $5,581
Janus Adviser Flexible Bond Fund $747
Janus Adviser International Growth Fund $107
Janus Adviser Money Market Fund $36
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $187
Janus Adviser Growth and Income Fund $350
Janus Adviser INTECH Risk-Managed Growth Fund $160
Janus Adviser INTECH Risk-Managed Core Fund $98
Janus Adviser Perkins Mid Cap Value Fund $671
Janus Adviser Small Company Value Fund $54
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $40
Janus Adviser Orion Fund $46
Janus Adviser INTECH Risk-Managed Value Fund $4
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $2,173
Janus Adviser International Equity Fund $6
Janus Adviser Floating Rate High Income Fund $34
Janus Adviser INTECH Risk-Managed International Fund $37
Janus Adviser Global Research Fund $1
Janus Adviser Global Real Estate Fund $11
Janus Adviser International Forty Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $2
Janus Adviser Perkins Large Cap Value Fund $0

C-Class
Janus Adviser Large Cap Growth Fund $31
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $5
Janus Adviser Balanced Fund $672
Janus Adviser Flexible Bond Fund $463
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $28
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $30
Janus Adviser Growth and Income Fund $19
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $97
Janus Adviser Perkins Mid Cap Value Fund $0
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $112
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $4
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $1,577
Janus Adviser International Equity Fund $54
Janus Adviser Floating Rate High Income Fund $37
Janus Adviser INTECH Risk-Managed International Fund $30
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $9
Janus Adviser International Forty Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $6
Janus Adviser Perkins Large Cap Value Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $58
Janus Adviser Mid Cap Growth Fund $85
Janus Adviser Worldwide Fund $15
Janus Adviser Balanced Fund $1,398
Janus Adviser Flexible Bond Fund $637
Janus Adviser International Growth Fund $140
Janus Adviser Money Market Fund $22
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $80
Janus Adviser Growth and Income Fund $156
Janus Adviser INTECH Risk-Managed Growth Fund $126
Janus Adviser INTECH Risk-Managed Core Fund $322
Janus Adviser Perkins Mid Cap Value Fund $1,086
Janus Adviser Small Company Value Fund $15
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $227
Janus Adviser Orion Fund $128
Janus Adviser INTECH Risk-Managed Value Fund $20
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $43
Janus Adviser International Equity Fund $391
Janus Adviser Floating Rate High Income Fund $53
Janus Adviser INTECH Risk-Managed International Fund $43
Janus Adviser Global Research Fund $4
Janus Adviser Global Real Estate Fund $16
Janus Adviser International Forty Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $3
Janus Adviser Perkins Large Cap Value Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $1
Janus Adviser Balanced Fund $104
Janus Adviser Flexible Bond Fund $6
Janus Adviser International Growth Fund $12
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $13
Janus Adviser Growth and Income Fund $10
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $4
Janus Adviser Perkins Mid Cap Value Fund $75
Janus Adviser Small Company Value Fund $5
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $38
Janus Adviser Orion Fund $1
Janus Adviser INTECH Risk-Managed Value Fund $6
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $2
Janus Adviser International Equity Fund $1

I-Class
Janus Adviser Large Cap Growth Fund $95
Janus Adviser Mid Cap Growth Fund $803
Janus Adviser Worldwide Fund $330
Janus Adviser Balanced Fund $319
Janus Adviser Flexible Bond Fund $1,772
Janus Adviser International Growth Fund $515
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $15
Janus Adviser Growth and Income Fund $6
Janus Adviser INTECH Risk-Managed Growth Fund $1,011
Janus Adviser INTECH Risk-Managed Core Fund $1,057
Janus Adviser Perkins Mid Cap Value Fund $2,304
Janus Adviser Small Company Value Fund $18
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $29
Janus Adviser Orion Fund $7
Janus Adviser INTECH Risk-Managed Value Fund $1,481
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $3,286
Janus Adviser International Equity Fund $379
Janus Adviser Floating Rate High Income Fund $87
Janus Adviser INTECH Risk-Managed International Fund $53
Janus Adviser Global Research Fund $2
Janus Adviser Global Real Estate Fund $74
Janus Adviser International Forty Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $3
Janus Adviser Perkins Large Cap Value Fund $0

Institutional-Class
Janus Institutional Money Market Fund $44,585
Janus Institutional Government Money Market Fund $15,175

Service-Class
Janus Institutional Money Market Fund $1,669
Janus Institutional Government Money Market Fund $948

Primary-Class
Janus Institutional Money Market Fund $1
Janus Institutional Government Money Market Fund $1

Select-Class
Janus Institutional Money Market Fund $1
Janus Institutional Government Money Market Fund $1

Premium-Class
Janus Institutional Money Market Fund $821
Janus Institutional Government Money Market Fund $229

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $18,542
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $138,455
Janus Adviser Money Market Fund $5
Janus Adviser Forty Fund $108,361
Janus Adviser Fundamental Equity Fund $2,247
Janus Adviser Growth and Income Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Perkins Mid Cap Value Fund $5,084
Janus Adviser Small Company Value Fund $389
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $56
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $20
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $28
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser International Forty Fund $1
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $2,853
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $17,915
Janus Adviser Money Market Fund $6
Janus Adviser Forty Fund $18,207
Janus Adviser Fundamental Equity Fund $728
Janus Adviser Growth and Income Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Perkins Mid Cap Value Fund $1,394
Janus Adviser Small Company Value Fund $35
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $55
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $71
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $160
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser International Forty Fund $1
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $3,991
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $27,110
Janus Adviser Money Market Fund $3
Janus Adviser Forty Fund $47,005
Janus Adviser Fundamental Equity Fund $818
Janus Adviser Growth and Income Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Perkins Mid Cap Value Fund $10,771
Janus Adviser Small Company Value Fund $153
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $148
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $120
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $658
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser International Forty Fund $2
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $423
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $8,981
Janus Adviser Forty Fund $4,420
Janus Adviser Fundamental Equity Fund $117
Janus Adviser Growth and Income Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Perkins Mid Cap Value Fund $584
Janus Adviser Small Company Value Fund $74
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $6
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $42
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $6

I-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $893
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $32,179
Janus Adviser Forty Fund $21,827
Janus Adviser Fundamental Equity Fund $107
Janus Adviser Growth and Income Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Perkins Mid Cap Value Fund $11,583
Janus Adviser Small Company Value Fund $53
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $6
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $38
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $560
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $1
Janus Adviser International Forty Fund $4
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

Institutional-Class
Janus Institutional Money Market Fund $17
Janus Institutional Government Money Market Fund $129

Service-Class
Janus Institutional Money Market Fund $1
Janus Institutional Government Money Market Fund $13

Primary-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

Select-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

Premium-Class
Janus Institutional Money Market Fund $1
Janus Institutional Government Money Market Fund $4

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.1173
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.1767
Janus Adviser Balanced Fund $0.2703
Janus Adviser Flexible Bond Fund $0.2352
Janus Adviser International Growth Fund $0.0046
Janus Adviser Money Market Fund $0.0037
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0859
Janus Adviser Growth and Income Fund $0.0509
Janus Adviser INTECH Risk-Managed Growth Fund $0.0318
Janus Adviser INTECH Risk-Managed Core Fund $0.1374
Janus Adviser Perkins Mid Cap Value Fund $0.1399
Janus Adviser Small Company Value Fund $0.0282
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.4979
Janus Adviser Orion Fund $0.0494
Janus Adviser INTECH Risk-Managed Value Fund $0.1711
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.2028
Janus Adviser International Equity Fund $0.0194
Janus Adviser Floating Rate High Income Fund $0.2448
Janus Adviser INTECH Risk-Managed International Fund $0.1453
Janus Adviser Global Research Fund $0.0094
Janus Adviser Global Real Estate Fund $0.2184
Janus Adviser International Forty Fund $0.0000
Janus Adviser Modular Portfolio Construction(R) Fund $0.0849
Janus Adviser Perkins Large Cap Value Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0978
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.1165
Janus Adviser Balanced Fund $0.2324
Janus Adviser Flexible Bond Fund $0.2041
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0052
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0421
Janus Adviser Growth and Income Fund $0.0429
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0856
Janus Adviser Perkins Mid Cap Value Fund $0.0000
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.4781
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.1153
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.1069
Janus Adviser International Equity Fund $0.0299
Janus Adviser Floating Rate High Income Fund $0.2241
Janus Adviser INTECH Risk-Managed International Fund $0.1177
Janus Adviser Global Research Fund $0.0039
Janus Adviser Global Real Estate Fund $0.1757
Janus Adviser International Forty Fund $0.0000
Janus Adviser Modular Portfolio Construction(R) Fund $0.0849
Janus Adviser Perkins Large Cap Value Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.1755
Janus Adviser Mid Cap Growth Fund $0.0351
Janus Adviser Worldwide Fund $0.2408
Janus Adviser Balanced Fund $0.3450
Janus Adviser Flexible Bond Fund $0.2504
Janus Adviser International Growth Fund $0.0304
Janus Adviser Money Market Fund $0.0051
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.1006
Janus Adviser Growth and Income Fund $0.0535
Janus Adviser INTECH Risk-Managed Growth Fund $0.0600
Janus Adviser INTECH Risk-Managed Core Fund $0.1839
Janus Adviser Perkins Mid Cap Value Fund $0.0305
Janus Adviser Small Company Value Fund $0.0194
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.5076
Janus Adviser Orion Fund $0.0518
Janus Adviser INTECH Risk-Managed Value Fund $0.1976
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0356
Janus Adviser International Equity Fund $0.0528
Janus Adviser Floating Rate High Income Fund $0.2553
Janus Adviser INTECH Risk-Managed International Fund $0.1597
Janus Adviser Global Research Fund $0.0094
Janus Adviser Global Real Estate Fund $0.2367
Janus Adviser International Forty Fund $0.0000
Janus Adviser Modular Portfolio Construction(R) Fund $0.0849
Janus Adviser Perkins Large Cap Value Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.0006
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0816
Janus Adviser Balanced Fund $0.2591
Janus Adviser Flexible Bond Fund $0.2198
Janus Adviser International Growth Fund $0.0079
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.1205
Janus Adviser Growth and Income Fund $0.0480
Janus Adviser INTECH Risk-Managed Growth Fund $0.0163
Janus Adviser INTECH Risk-Managed Core Fund $0.1193
Janus Adviser Perkins Mid Cap Value Fund $0.0388
Janus Adviser Small Company Value Fund $0.0126
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.4879
Janus Adviser Orion Fund $0.0089
Janus Adviser INTECH Risk-Managed Value Fund $0.1976
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.1237
Janus Adviser International Equity Fund $0.0184

I-Class
Janus Adviser Large Cap Growth Fund $0.2312
Janus Adviser Mid Cap Growth Fund $0.0825
Janus Adviser Worldwide Fund $0.3402
Janus Adviser Balanced Fund $0.3201
Janus Adviser Flexible Bond Fund $0.2651
Janus Adviser International Growth Fund $0.0943
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.1471
Janus Adviser Growth and Income Fund $0.0575
Janus Adviser INTECH Risk-Managed Growth Fund $0.1052
Janus Adviser INTECH Risk-Managed Core Fund $0.2299
Janus Adviser Perkins Mid Cap Value Fund $0.0602
Janus Adviser Small Company Value Fund $0.0668
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.5175
Janus Adviser Orion Fund $0.0667
Janus Adviser INTECH Risk-Managed Value Fund $0.2152
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.1648
Janus Adviser International Equity Fund $0.0601
Janus Adviser Floating Rate High Income Fund $0.2656
Janus Adviser INTECH Risk-Managed International Fund $0.1730
Janus Adviser Global Research Fund $0.0094
Janus Adviser Global Real Estate Fund $0.2367
Janus Adviser International Forty Fund $0.0000
Janus Adviser Modular Portfolio Construction(R) Fund $0.0849
Janus Adviser Perkins Large Cap Value Fund $0.0000

Institutional-Class
Janus Institutional Money Market Fund $0.0082
Janus Institutional Government Money Market Fund $0.0064

Service-Class
Janus Institutional Money Market Fund $0.0064
Janus Institutional Government Money Market Fund $0.0052

Primary-Class
Janus Institutional Money Market Fund $0.0066
Janus Institutional Government Money Market Fund $0.0048

Select-Class
Janus Institutional Money Market Fund $0.0073
Janus Institutional Government Money Market Fund $0.0054

Premium-Class
Janus Institutional Money Market Fund $0.0082
Janus Institutional Government Money Market Fund $0.0063

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.8971
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $5.8963
Janus Adviser Money Market Fund $0.0007
Janus Adviser Forty Fund $1.2507
Janus Adviser Fundamental Equity Fund $1.0318
Janus Adviser Growth and Income Fund $0.0000
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Perkins Mid Cap Value Fund $0.3027
Janus Adviser Small Company Value Fund $0.2019
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0598
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.5178
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0888
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0046
Janus Adviser International Forty Fund $0.0224
Janus Adviser Modular Portfolio Construction(R) Fund $0.0000
Janus Adviser Perkins Large Cap Value Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.8971
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $5.8963
Janus Adviser Money Market Fund $0.0007
Janus Adviser Forty Fund $1.2507
Janus Adviser Fundamental Equity Fund $1.0318
Janus Adviser Growth and Income Fund $0.0000
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Perkins Mid Cap Value Fund $0.3027
Janus Adviser Small Company Value Fund $0.2019
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0598
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.5178
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.08888
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0046
Janus Adviser International Forty Fund $0.0224
Janus Adviser Modular Portfolio Construction(R) Fund $0.0000
Janus Adviser Perkins Large Cap Value Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.8971
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $5.8963
Janus Adviser Money Market Fund $0.0007
Janus Adviser Forty Fund $1.2507
Janus Adviser Fundamental Equity Fund $1.0318
Janus Adviser Growth and Income Fund $0.0000
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Perkins Mid Cap Value Fund $0.3027
Janus Adviser Small Company Value Fund $0.2019
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0598
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.5178
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0888
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0046
Janus Adviser International Forty Fund $0.0224
Janus Adviser Modular Portfolio Construction(R) Fund $0.0000
Janus Adviser Perkins Large Cap Value Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.8971
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $5.8963
Janus Adviser Forty Fund $1.2507
Janus Adviser Fundamental Equity Fund $1.0318
Janus Adviser Growth and Income Fund $0.0000
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0000
Janus Adviser Perkins Mid Cap Value Fund $0.3027
Janus Adviser Small Company Value Fund $0.2019
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0598
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.5178
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0888

I-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.8971
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $5.8963
Janus Adviser Forty Fund $1.2507
Janus Adviser Fundamental Equity Fund $1.0318
Janus Adviser Growth and Income Fund $0.0000
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Perkins Mid Cap Value Fund $0.3027
Janus Adviser Small Company Value Fund $0.2019
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0598
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.5178
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0888
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0046
Janus Adviser International Forty Fund $0.0224
Janus Adviser Modular Portfolio Construction(R) Fund $0.0000
Janus Adviser Perkins Large Cap Value Fund $0.0000

Institutional-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0001

Service-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0001

Primary-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0001

Select-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0001

Premium-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0001

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

S-Shares
Janus Adviser Large Cap Growth Fund $4,810
Janus Adviser Mid Cap Growth Fund $7,178
Janus Adviser Worldwide Fund $2,586
Janus Adviser Balanced Fund $21,563
Janus Adviser Flexible Bond Fund $3,519
Janus Adviser International Growth Fund $28,561
Janus Adviser Money Market Fund $7,244
Janus Adviser Forty Fund $89,853
Janus Adviser Fundamental Equity Fund $2,409
Janus Adviser Growth and Income Fund $6,677
Janus Adviser INTECH Risk-Managed Growth Fund $4,069
Janus Adviser INTECH Risk-Managed Core Fund $645
Janus Adviser Perkins Mid Cap Value Fund $19,308
Janus Adviser Small Company Value Fund $1,982
Janus Adviser Contrarian Fund $699
Janus Adviser High-Yield Fund $103
Janus Adviser Orion Fund $977
Janus Adviser INTECH Risk-Managed Value Fund $27
Janus Adviser Small-Mid Growth Fund $42
Janus Adviser Long/Short Fund $1,061
Janus Adviser International Equity Fund $333
Janus Adviser Floating Rate High Income Fund $139
Janus Adviser INTECH Risk-Managed International Fund $260
Janus Adviser Global Research Fund $50
Janus Adviser Global Real Estate Fund $52
Janus Adviser International Forty Fund $25
Janus Adviser Modular Portfolio Construction(R) Fund $25
Janus Adviser Perkins Large Cap Value Fund $50

C-Shares
Janus Adviser Large Cap Growth Fund $342
Janus Adviser Mid Cap Growth Fund $726
Janus Adviser Worldwide Fund $36
Janus Adviser Balanced Fund $3,870
Janus Adviser Flexible Bond Fund $3,694
Janus Adviser International Growth Fund $3,564
Janus Adviser Money Market Fund $8,843
Janus Adviser Forty Fund $15,355
Janus Adviser Fundamental Equity Fund $756
Janus Adviser Growth and Income Fund $438
Janus Adviser INTECH Risk-Managed Growth Fund $603
Janus Adviser INTECH Risk-Managed Core Fund $1,067
Janus Adviser Perkins Mid Cap Value Fund $5,142
Janus Adviser Small Company Value Fund $171
Janus Adviser Contrarian Fund $9,263
Janus Adviser High-Yield Fund $926
Janus Adviser Orion Fund $935
Janus Adviser INTECH Risk-Managed Value Fund $40
Janus Adviser Small-Mid Growth Fund $155
Janus Adviser Long/Short Fund $14,258
Janus Adviser International Equity Fund $1,852
Janus Adviser Floating Rate High Income Fund $161
Janus Adviser INTECH Risk-Managed International Fund $260
Janus Adviser Global Research Fund $102
Janus Adviser Global Real Estate Fund $53
Janus Adviser International Forty Fund $36
Janus Adviser Modular Portfolio Construction(R) Fund $89
Janus Adviser Perkins Large Cap Value Fund $50

A-Shares
Janus Adviser Large Cap Growth Fund $226
Janus Adviser Mid Cap Growth Fund $2,378
Janus Adviser Worldwide Fund $61
Janus Adviser Balanced Fund $6,163
Janus Adviser Flexible Bond Fund $4,254
Janus Adviser International Growth Fund $6,684
Janus Adviser Money Market Fund $7,747
Janus Adviser Forty Fund $37,858
Janus Adviser Fundamental Equity Fund $788
Janus Adviser Growth and Income Fund $2,279
Janus Adviser INTECH Risk-Managed Growth Fund $2,035
Janus Adviser INTECH Risk-Managed Core Fund $1,743
Janus Adviser Perkins Mid Cap Value Fund $39,081
Janus Adviser Small Company Value Fund $794
Janus Adviser Contrarian Fund $10,272
Janus Adviser High-Yield Fund $1,376
Janus Adviser Orion Fund $2,358
Janus Adviser INTECH Risk-Managed Value Fund $102
Janus Adviser Small-Mid Growth Fund $249
Janus Adviser Long/Short Fund $18,068
Janus Adviser International Equity Fund $7,149
Janus Adviser Floating Rate High Income Fund $149
Janus Adviser INTECH Risk-Managed International Fund $277
Janus Adviser Global Research Fund $169
Janus Adviser Global Real Estate Fund $74
Janus Adviser International Forty Fund $98
Janus Adviser Modular Portfolio Construction(R) Fund $32
Janus Adviser Perkins Large Cap Value Fund $50

R-Shares
Janus Adviser Large Cap Growth Fund $12
Janus Adviser Mid Cap Growth Fund $1,097
Janus Adviser Worldwide Fund $19
Janus Adviser Balanced Fund $635
Janus Adviser Flexible Bond Fund $42
Janus Adviser International Growth Fund $1,983
Janus Adviser Forty Fund $4,195
Janus Adviser Fundamental Equity Fund $130
Janus Adviser Growth and Income Fund $185
Janus Adviser INTECH Risk-Managed Growth Fund $14
Janus Adviser INTECH Risk-Managed Core Fund $22
Janus Adviser Perkins Mid Cap Value Fund $2,219
Janus Adviser Small Company Value Fund $372
Janus Adviser Contrarian Fund $260
Janus Adviser High-Yield Fund $81
Janus Adviser Orion Fund $100
Janus Adviser INTECH Risk-Managed Value Fund $41
Janus Adviser Small-Mid Growth Fund $79
Janus Adviser Long/Short Fund $15
Janus Adviser International Equity Fund $73

I-Shares
Janus Adviser Large Cap Growth Fund $436
Janus Adviser Mid Cap Growth Fund $11,554
Janus Adviser Worldwide Fund $998
Janus Adviser Balanced Fund $1,472
Janus Adviser Flexible Bond Fund $9,109
Janus Adviser International Growth Fund $7,301
Janus Adviser Forty Fund $17,886
Janus Adviser Fundamental Equity Fund $114
Janus Adviser Growth and Income Fund $98
Janus Adviser INTECH Risk-Managed Growth Fund $98,072
Janus Adviser INTECH Risk-Managed Core Fund $4,670
Janus Adviser Perkins Mid Cap Value Fund $47,418
Janus Adviser Small Company Value Fund $636
Janus Adviser Contrarian Fund $2,107
Janus Adviser High-Yield Fund $179
Janus Adviser Orion Fund $92
Janus Adviser INTECH Risk-Managed Value Fund $8,191
Janus Adviser Small-Mid Growth Fund $63
Janus Adviser Long/Short Fund $12,125
Janus Adviser International Equity Fund $7,020
Janus Adviser Floating Rate High Income Fund $330
Janus Adviser INTECH Risk-Managed International Fund $320
Janus Adviser Global Research Fund $366
Janus Adviser Global Real Estate Fund $638
Janus Adviser International Forty Fund $162
Janus Adviser Modular Portfolio Construction(R) Fund $42
Janus Adviser Perkins Large Cap Value Fund $1,429

Institutional-Class
Janus Institutional Money Market Fund $3,226,753
Janus Institutional Government Money Market Fund $954,161

Service-Class
Janus Institutional Money Market Fund $109,439
Janus Institutional Government Money Market Fund $150,907

Primary-Class
Janus Institutional Money Market Fund $107
Janus Institutional Government Money Market Fund $106

Select-Class
Janus Institutional Money Market Fund $107
Janus Institutional Government Money Market Fund $106

Premium-Class
Janus Institutional Money Market Fund $38,386
Janus Institutional Government Money Market Fund $107

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

S-Shares
Janus Adviser Large Cap Growth Fund $15.59
Janus Adviser Mid Cap Growth Fund $21.51
Janus Adviser Worldwide Fund $18.65
Janus Adviser Balanced Fund $20.62
Janus Adviser Flexible Bond Fund $12.34
Janus Adviser International Growth Fund $26.72
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $21.57
Janus Adviser Fundamental Equity Fund $9.63
Janus Adviser Growth and Income Fund $8.61
Janus Adviser INTECH Risk-Managed Growth Fund $8.02
Janus Adviser INTECH Risk-Managed Core Fund $8.55
Janus Adviser Perkins Mid Cap Value Fund $12.03
Janus Adviser Small Company Value Fund $8.41
Janus Adviser Contrarian Fund $7.42
Janus Adviser High-Yield Fund $7.33
Janus Adviser Orion Fund $7.82
Janus Adviser INTECH Risk-Managed Value Fund $6.36
Janus Adviser Small-Mid Growth Fund $7.08
Janus Adviser Long/Short Fund $9.79
Janus Adviser International Equity Fund $6.65
Janus Adviser Floating Rate High Income Fund $7.50
Janus Adviser INTECH Risk-Managed International Fund $5.20
Janus Adviser Global Research Fund $5.24
Janus Adviser Global Real Estate Fund $4.72
Janus Adviser International Forty Fund $4.77
Janus Adviser Modular Portfolio Construction(R) Fund $7.24
Janus Adviser Perkins Large Cap Value Fund $9.28

C-Shares
Janus Adviser Large Cap Growth Fund $15.45
Janus Adviser Mid Cap Growth Fund $21.02
Janus Adviser Worldwide Fund $18.72
Janus Adviser Balanced Fund $20.90
Janus Adviser Flexible Bond Fund $12.31
Janus Adviser International Growth Fund $26.96
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $21.12
Janus Adviser Fundamental Equity Fund $9.47
Janus Adviser Growth and Income Fund $8.57
Janus Adviser INTECH Risk-Managed Growth Fund $7.80
Janus Adviser INTECH Risk-Managed Core Fund $8.37
Janus Adviser Perkins Mid Cap Value Fund $11.85
Janus Adviser Small Company Value Fund $8.16
Janus Adviser Contrarian Fund $7.30
Janus Adviser High-Yield Fund $7.33
Janus Adviser Orion Fund $7.74
Janus Adviser INTECH Risk-Managed Value Fund $6.34
Janus Adviser Small-Mid Growth Fund $6.96
Janus Adviser Long/Short Fund $9.57
Janus Adviser International Equity Fund $6.47
Janus Adviser Floating Rate High Income Fund $7.49
Janus Adviser INTECH Risk-Managed International Fund $5.20
Janus Adviser Global Research Fund $5.22
Janus Adviser Global Real Estate Fund $4.74
Janus Adviser International Forty Fund $4.76
Janus Adviser Modular Portfolio Construction(R) Fund $7.22
Janus Adviser Perkins Large Cap Value Fund $9.27

A-Shares
Janus Adviser Large Cap Growth Fund $15.62
Janus Adviser Mid Cap Growth Fund $21.72
Janus Adviser Worldwide Fund $18.60
Janus Adviser Balanced Fund $20.34
Janus Adviser Flexible Bond Fund $12.34
Janus Adviser International Growth Fund $26.74
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $21.79
Janus Adviser Fundamental Equity Fund $9.70
Janus Adviser Growth and Income Fund $8.54
Janus Adviser INTECH Risk-Managed Growth Fund $8.04
Janus Adviser INTECH Risk-Managed Core Fund $8.52
Janus Adviser Perkins Mid Cap Value Fund $12.08
Janus Adviser Small Company Value Fund $8.50
Janus Adviser Contrarian Fund $7.48
Janus Adviser High-Yield Fund $7.33
Janus Adviser Orion Fund $7.89
Janus Adviser INTECH Risk-Managed Value Fund $6.36
Janus Adviser Small-Mid Growth Fund $7.15
Janus Adviser Long/Short Fund $9.67
Janus Adviser International Equity Fund $6.56
Janus Adviser Floating Rate High Income Fund $7.51
Janus Adviser INTECH Risk-Managed International Fund $5.19
Janus Adviser Global Research Fund $5.25
Janus Adviser Global Real Estate Fund $4.72
Janus Adviser International Forty Fund $4.78
Janus Adviser Modular Portfolio Construction(R) Fund $7.25
Janus Adviser Perkins Large Cap Value Fund $9.28

R-Shares
Janus Adviser Large Cap Growth Fund $15.49
Janus Adviser Mid Cap Growth Fund $21.29
Janus Adviser Worldwide Fund $18.55
Janus Adviser Balanced Fund $24.73
Janus Adviser Flexible Bond Fund $11.95
Janus Adviser International Growth Fund $26.48
Janus Adviser Forty Fund $21.31
Janus Adviser Fundamental Equity Fund $9.45
Janus Adviser Growth and Income Fund $8.45
Janus Adviser INTECH Risk-Managed Growth Fund $12.66
Janus Adviser INTECH Risk-Managed Core Fund $8.45
Janus Adviser Perkins Mid Cap Value Fund $11.97
Janus Adviser Small Company Value Fund $8.32
Janus Adviser Contrarian Fund $12.83
Janus Adviser High-Yield Fund $7.34
Janus Adviser Orion Fund $7.81
Janus Adviser INTECH Risk-Managed Value Fund $6.35
Janus Adviser Small-Mid Growth Fund $7.02
Janus Adviser Long/Short Fund $9.12
Janus Adviser International Equity Fund $6.50

I-Shares
Janus Adviser Large Cap Growth Fund $17.05
Janus Adviser Mid Cap Growth Fund $21.78
Janus Adviser Worldwide Fund $18.56
Janus Adviser Balanced Fund $20.27
Janus Adviser Flexible Bond Fund $12.31
Janus Adviser International Growth Fund $26.81
Janus Adviser Forty Fund $21.82
Janus Adviser Fundamental Equity Fund $9.67
Janus Adviser Growth and Income Fund $8.57
Janus Adviser INTECH Risk-Managed Growth Fund $7.98
Janus Adviser INTECH Risk-Managed Core Fund $8.45
Janus Adviser Perkins Mid Cap Value Fund $12.04
Janus Adviser Small Company Value Fund $8.50
Janus Adviser Contrarian Fund $7.52
Janus Adviser High-Yield Fund $7.33
Janus Adviser Orion Fund $7.92
Janus Adviser INTECH Risk-Managed Value Fund $6.37
Janus Adviser Small-Mid Growth Fund $7.19
Janus Adviser Long/Short Fund $9.69
Janus Adviser International Equity Fund $6.56
Janus Adviser Floating Rate High Income Fund $7.51
Janus Adviser INTECH Risk-Managed International Fund $5.19
Janus Adviser Global Research Fund $5.26
Janus Adviser Global Real Estate Fund $4.73
Janus Adviser International Forty Fund $4.79
Janus Adviser Modular Portfolio Construction(R) Fund $7.26
Janus Adviser Perkins Large Cap Value Fund $9.28

Institutional-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Service-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Primary-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Select-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Premium-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00